UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 30, 2013

Joe’s Jeans Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2340 South Eastern Avenue,
Commerce, California	90040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 323-837-3700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Joe’s Jeans Inc. (the “Company”) filed with the Securities and Exchange Commission on October 4, 2013, which described, among other matters, the Company’s completion of its acquisition of all of the outstanding equity interests in Hudson Clothing Holdings, Inc. (“Hudson”). This Amendment No. 1 is being filed to provide financial statements of Hudson required by Item 9.01(a) and pro forma financial information required by Item 9.01(b).

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired

The required historical Audited Consolidated Financial Statements of Hudson as of December 31, 2012 and 2011 and for the fiscal years ended December 31, 2012, 2011 and 2010 are filed as Exhibit 99.1 to this Current Report on Form 8-K.  The historical Unaudited Consolidated Financial Statements of Hudson as of September 30, 2013 and December 31, 2012 and for the nine month periods ended September 30, 2013 and 2012 are filed as Exhibit 99.2 to this Amendment No. 1.

(b) Pro forma financial information

The required Unaudited Pro Forma Condensed Combined Financial Statements and explanatory notes of the Company as of and for the nine months ended August 31, 2013 and for the fiscal year ended November 30, 2012 are filed as Exhibit 99.3 to this Amendment No. 1.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Moss Adams LLP

99.1	Audited Consolidated Financial Statements of Hudson Clothing Holdings, Inc. as of December 31, 2012 and 2011 and for the fiscal years ended December 31, 2012, 2011 and 2010.

99.2	Unaudited Consolidated Financial Statements of Hudson Clothing Holdings, Inc. as of September 30, 2013 and December 31, 2012 and for the nine month periods ended September 30, 2013 and 2012.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Joe Jeans Inc. as of and for the nine months ended August 31, 2013 and for the fiscal year ended November 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Joe’s Jeans Inc.

December 6, 2013	By:	/s/ Marc B. Crossman
		Name:	Marc B. Crossman
		Title:	President, Chief Executive Officer, and Director

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Moss Adams LLP

99.1	Audited Consolidated Financial Statements of Hudson Clothing Holdings, Inc. as of December 31, 2012 and 2011 and for the fiscal years ended December 31, 2012, 2011 and 2010.

99.2	Unaudited Consolidated Financial Statements of Hudson Clothing Holdings, Inc. as of September 30, 2013 and December 31, 2012 and for the nine month periods ended September 30, 2013 and 2012.

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Joe Jeans Inc. as of and for the nine months ended August 31, 2013 and for the fiscal year ended November 30, 2012.